Prospectus and Statement of
Additional Information Supplement

January 23, 2023

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 23, 2023 to the Morgan Stanley Institutional Liquidity Funds Prospectuses and Statement of Additional Information dated February 28, 2022

ESG Money Market Portfolio

Shares of the ESG Money Market Portfolio are no longer offered or available under this Prospectus and Statement of Additional Information. Accordingly, all references to the ESG Money Market Portfolio and related disclosures in this Prospectus and Statement of Additional Information are removed. For more information on the ESG Money Market Portfolio, please refer to the prospectuses and statement of additional information for ESG Money Market Portfolio dated January 23, 2023, as may be supplemented from time to time. To obtain the ESG Money Market Portfolio's current prospectuses and statement of additional information, please contact your financial intermediary, call 888-378-1630 or visit www.morganstanley.com/im.

Please retain this supplement for future reference.

  ILFESGMMKPROSAISPT 1/23